UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 20, 2014

Anchor Bancorp
(Exact name of registrant as specified in its charter)

Washingotn	001-34965	26-3356075
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

601 Woodland Square Loop, SE
Lacey, Washington  98530
(Address of principal executive offices and zip code)

(360) 491-2250
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 20, 2014, Anchor Bancorp (the “Company”), the holding company for Anchor Bank, announced that Anchor Bank had received regulatory approval for the payment of a $350,000 dividend from the Bank to the Company.  It is anticipated that the payment will be used to support the Company’s ongoing operations.  The approval of the dividend reflects the improvement in Anchor Bank’s capital position and the progress made in improving the Company’s financial condition.

A copy of the Company’s news release announcing receipt of the regulatory approval for the payment of the dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1           Press Release dated November 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANCHOR BANCORP

Date: November 20, 2014	By: /s/Jerald L. Shaw
Jerald L. Shaw President and Chief Executive Officer